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                                                                     EXHIBIT 5.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use in this Amendment No. 1 to Registration Statement No. 333-46180 on Form S-6 of our report dated October 30, 2000, relating to the Statement of Condition of Equity Investor Fund, Real Estate Income Fund 2000 Series B, Defined Asset Funds and to the reference to us under the heading "How The Fund Works--Auditors" in the Prospectus which is a part of this Registration Statement.



DELOITTE & TOUCHE LLP
New York, NY
October 30, 2000